                                  EXHIBIT 99.5

                                 [DRAFT 6/18/03]

                  FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION

                  PROPOSED MAILING AND INFORMATIONAL MATERIALS

                                      INDEX

1.     Dear Member Letter*

2.     Dear Member Letter for Non Eligible States

3.     Dear Friend Letter - Eligible Account Holders who are no longer Members*

4.     Dear Potential Investor Letter*

5. Dear Customer Letter - Used as a Cover Letter for States Requiring "Agent" Mailing*

6.-10. Proxy and Stock Q&A*

11.    Proxy Request Letter (IMMEDIATE FOLLOW-UP)

12.    Proxy Request

13.    Stock Order/Certification Form (PAGE 1 OF 2)*

14.    Stock Order/Certification Form (PAGE 2 OF 2)*

15.    Stock Order Form Guidelines*

16.    Mailing Insert/Lobby Poster

17.    Invitation Letter - Informational Meetings

18. Dear Subscriber/Acknowledgment Letter - Initial Response to Stock Order Received

19.    Dear Charter Shareholder - Confirmation Letter

20.    Dear Interested Investor - No Shares Available Letter

21.    Welcome Shareholder Letter - For Initial Certificate Mailing

22.    Dear Interested Subscriber Letter - Subscription Rejection

23.    Letter for Sandler O'Neill Mailing to Clients*

     *    Accompanied by a Prospectus

     Note: Items 1 through 15 are produced by the Financial Printer and Items 16 through 23 are produced by the conversion center.

                 [FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION]

Dear Member:

The Board of Directors of Flatbush Federal Savings and Loan Association has voted unanimously in favor of a plan to reorganize from a mutual savings association into a mutual holding company. As part of this reorganization, Flatbush Federal Savings and Loan Association will form a federal mutual holding company to be known as Flatbush Federal Bancorp, MHC, and will establish Flatbush Federal Bancorp, Inc. We are reorganizing so that Flatbush Federal will be structured in the form of ownership that will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed [COLOR] postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Plan account for which Flatbush Federal Savings and Loan Association acts as trustee and we do not receive a proxy from you, Flatbush Federal Savings and Loan Association, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf.

If the plan of reorganization is approved let me assure you that:

     o Deposit accounts will continue to be federally insured to the same extent permitted by law.
     o    Existing deposit accounts and loans will not undergo any change.

     o Voting for approval will not obligate you to buy any shares of common stock.

As a qualifying account holder, you may also take advantage of your nontransferable rights to subscribe for shares of Flatbush Federal Bancorp, Inc. common stock on a priority basis, before the stock is offered to the general public. The enclosed proxy statement and prospectus describes the stock offering and the operations of Flatbush Federal Savings and Loan Association. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to Flatbush Federal Savings and Loan Association in the enclosed YELLOW postage-paid envelope marked "STOCK ORDER RETURN," or return it to any full service office of the Bank. Your order must be physically received by the Bank no later than x:00 p.m. New York time on Xxxxxx, xxxxxxxxx xx, 2003. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.

If you wish to use funds in your IRA or Qualified Plan at Flatbush Federal Savings and Loan Association to subscribe for common stock, please be aware that federal law requires that such funds first be transferred to a self-directed retirement account with a trustee other than the Bank. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon Friday, August 29 through 12:00 noon Monday, September 1, in observance of the Labor Day holiday.

                                    Sincerely,

                                    Anthony J. Monteverdi
                                    President and Chief Executive Officer

THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                 [FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION]



Dear Member:

The Board of Directors of Flatbush Federal Savings and Loan Association has voted unanimously in favor of a plan to reorganize from a mutual savings association into a mutual holding company. As part of this reorganization, Flatbush Federal Savings and Loan Association will form a federal mutual holding company to be known as Flatbush Federal Bancorp, MHC, and will establish Flatbush Federal Bancorp, Inc. We are reorganizing so that Flatbush Federal will be structured in the form of ownership that will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Plan for which Flatbush Federal Savings and Loan Association acts as trustee and we do not receive a proxy from you, Flatbush Federal Savings and Loan Association, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf.

If the plan of reorganization is approved let me assure you that:

     o Deposit accounts will continue to be federally insured to the same extent permitted by law.
     o    Existing deposit accounts and loans will not undergo any change.

We regret that we are unable to offer you common stock in the subscription offering, because the laws of your state or jurisdiction require us to register either (1) the to-be-issued common stock of Flatbush Federal Bancorp, Inc., or
(2) an agent of Flatbush Federal Savings and Loan Association to solicit the sale of such stock, and the number of eligible subscribers in your state or jurisdiction does not justify the expense of such registration.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon Friday, August 29 through 12:00 noon Monday, September 1, in observance of the Labor Day holiday.

                                      Sincerely,


                                      Anthony J. Monteverdi
                                      President and Chief Executive Officer



THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                 [FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION]


Dear Friend of Flatbush Federal Savings and Loan Association:

The Board of Directors of Flatbush Federal Savings and Loan Association has voted unanimously in favor of a plan to reorganize from a mutual savings association into a mutual holding company. As part of this reorganization, Flatbush Federal Savings and Loan Association will form a federal mutual holding company to be known as Flatbush Federal Bancorp, MHC, and will establish Flatbush Federal Bancorp, Inc. We are reorganizing so that Flatbush Federal will be structured in the form of ownership that will best support the Bank's future growth.

As a former account holder, you may take advantage of your nontransferable rights to subscribe for shares of Flatbush Federal Bancorp, Inc. common stock on a priority basis, before the stock is offered to the general public. The enclosed prospectus describes the stock offering and the operations of Flatbush Federal Savings and Loan Association. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to Flatbush Federal Savings and Loan Association in the enclosed postage-paid envelope marked "STOCK ORDER RETURN," or return it to any full service office of the Bank. Your order must be physically received by the Bank no later than x:00 p.m. New York time on Xxxxxx, xxxxxxxxx xx, 2003. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the conversion center will be closed from 12:00 noon Friday, August 29 through 12:00 noon Monday, September 1, in observance of the Labor Day holiday.

                                       Sincerely,


                                       Anthony J. Monteverdi
                                       President and Chief Executive Officer




THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                        [FLATBUSH FEDERAL BANCORP, INC.]


Dear Potential Investor:

We are pleased to provide you with the enclosed material regarding the reorganization of Flatbush Federal Savings and Loan Association from a mutual savings association into a mutual holding company. As part of this reorganization, Flatbush Federal Savings and Loan Association will form a federal mutual holding company to be known as Flatbush Federal Bancorp, MHC, and will establish Flatbush Federal Bancorp, Inc. Flatbush Federal Bancorp, Inc.

This information packet includes the following:

     PROSPECTUS: This document provides detailed information about Flatbush Federal Savings and Loan Association's operations and the proposed stock offering by Flatbush Federal Bancorp, Inc. Please read it carefully prior to making an investment decision.

     STOCK ORDER AND CERTIFICATION FORM: Use this form to subscribe for common stock and return it, together with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to Flatbush Federal Savings and Loan Association in the enclosed postage-paid envelope. Your order must be physically received by the Bank no later than x:00 p.m. New York time on Xxxxxx, xxxxxxxxx xx, 2003.

We are pleased to offer you this opportunity to become one of our charter shareholders. If you have any questions regarding the reorganization or the prospectus, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                        Sincerely,


                                        Anthony J. Monteverdi
                                        President and Chief Executive Officer





THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                  [SANDLER O'NEILL & Partners, L.P. Letterhead]



Dear Customer of Flatbush Federal Savings and Loan Association:

At the request of Flatbush Federal Savings and Loan Association, we have enclosed material regarding the offering of common stock in connection with the reorganization of Flatbush Federal Savings and Loan Association from a mutual savings association into a mutual holding company. As part of this reorganization, Flatbush Federal Savings and Loan Association will form a federal mutual holding company to be known as Flatbush Federal Bancorp, MHC, and will establish Flatbush Federal Bancorp, Inc. These materials include a prospectus and a stock order and certification form, which offer you the opportunity to subscribe for shares of common stock of Flatbush Federal Bancorp, Inc.

We recommend that you read this material carefully. If you decide to subscribe for shares, you must return the properly completed and signed stock order and certification form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to Flatbush Federal Savings and Loan Association in the accompanying YELLOW postage-paid envelope marked "STOCK ORDER RETURN." Your order must be physically received by the Bank no later than x:00 p.m. New York time on Xxxxxx, xxxxxxxxx xx, 2003. If you have any questions after reading the enclosed material, please call the conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., and ask for a Sandler O'Neill representative.

We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.


                                       Sandler O'Neill & Partners, L.P.




THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

Enclosure

                                    QUESTIONS
                                    & Answers
                                    ABOUT THE
                                 REORGANIZATION



                         Flatbush Federal Bancorp, Inc.
                                      Logo





                          Proposed holding company for
                   Flatbush Federal Savings & Loan Association

QUESTIONS AND ANSWERS

ABOUT THE REORGANIZATION

The Board of Directors of Flatbush Federal Savings and Loan Association has unanimously adopted a plan reorganization whereby the Bank will reorganize from a federally-chartered mutual savings association into a federal mutual holding company structure. As part of this reorganization, the Bank will convert to a stock savings association and will become a wholly-owned subsidiary of Flatbush Federal Bancorp, Inc., a federal stock corporation, which in turn will be a majority-owned subsidiary of Flatbush Federal Bancorp, MHC, a federal mutual holding company. Pursuant to the terms of the plan, Flatbush Federal Bancorp, Inc. will be offering its common stock for sale. We are reorganizing so that Flatbush Federal will be structured in the form of ownership that will best support the Bank's future growth.

It is necessary for the Bank to receive a majority of the outstanding votes in favor of the plan of reorganization, so YOUR VOTE IS VERY IMPORTANT. Please return your proxy in the enclosed [color] postage-paid envelope marked "PROXY RETURN." YOUR BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE PLAN OF REORGANIZATION & RETURN YOUR PROXY TODAY.

EFFECT ON DEPOSITS AND LOANS

Q.   WILL THE REORGANIZATION AFFECT ANY OF MY DEPOSIT ACCOUNTS OR LOANS?

A. No. The reorganization will have no affect on the balance or terms of any deposit account or loan. Your deposits will continue to be federally insured to the fullest extent permissible.

ABOUT VOTING

Q.   WHO IS ELIGIBLE TO VOTE ON THE REORGANIZATION?

A. Depositors and borrowers of the Bank as of the close of business on xxxxx xx 2003 (the "Voting Record Date") who continue to be Members of the Bank as of the date of the Special Meeting.

Q.   HOW DO I VOTE?

A. You may vote by mailing your signed proxy card(s) in the [white] postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and decide to change your vote, you may do so by revoking any previously executed proxy.

Q.   AM I REQUIRED TO VOTE?

A. No. Voting Members are not required to vote. However, because the reorganization will produce a fundamental change in the Bank's corporate structure, the Board of Directors encourages all Members to vote.

Q.   WHY DID I RECEIVE SEVERAL PROXIES?

A. If you have more than one account you may have received more than one proxy depending upon the ownership structure of your accounts. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS THAT YOU RECEIVED.

Q. DOES MY VOTE FOR REORGANIZATION MEAN THAT I MUST BUY COMMON STOCK OF FLATBUSH FEDERAL BANCORP, INC.?

A. No. Voting for the plan of reorganization does not obligate you to buy shares of common stock of Flatbush Federal Bancorp, Inc.

Q.   ARE TWO SIGNATURES REQUIRED ON THE PROXY OF A JOINT ACCOUNT?

A.   Only one signature is required, but both parties should sign if possible.

Q.   WHO MUST SIGN PROXIES FOR TRUST OR CUSTODIAN ACCOUNTS?

A. The trustee or custodian must sign proxies for such accounts, not the beneficiary.

Q. I AM THE EXECUTOR (ADMINISTRATOR) FOR A DECEASED DEPOSITOR. CAN I SIGN THE PROXY CARD?

A. Yes. Please indicate on the card the capacity in which you are signing the card.

ABOUT THE STOCK

INVESTMENT IN COMMON STOCK INVOLVES CERTAIN RISKS. FOR A DISCUSSION OF THESE RISKS AND OTHER FACTORS, INVESTORS ARE URGED TO READ THE ACCOMPANYING PROSPECTUS.

Q.   WHAT ARE THE PRIORITIES OF PURCHASING THE COMMON STOCK?

A. The common stock of Flatbush Federal Bancorp, Inc. will be offered in the subscription offering in the following order of priority:

     o Eligible Account Holders (depositors with accounts totaling $50 or more as of March 31, 2002).

     o Employee Plans (tax-qualified employee stock benefit plans) of the Bank.

     o Supplemental Eligible Account Holders (depositors with accounts totaling $50 or more as of June 30, 2003).

     o Other Members (depositors and borrowers as of the close of business on xxxxxxx xx, 2003, "the Voting Record Date").

     Upon completion of the subscription offering, common stock that is not sold in the Subscription Offering will be offered to certain members of the general public in a community offering and then to the general public in a syndicated community offering.

Q.   WILL ANY ACCOUNT I HOLD WITH THE BANK BE CONVERTED INTO STOCK?

A. No. All accounts remain as they were prior to the reorganization. As an eligible account holder, supplemental eligible account holder or other member, you receive priority over the general public in exercising your right to subscribe for shares of common stock.

Q.   WILL I RECEIVE A DISCOUNT ON THE PRICE OF THE STOCK?

A. No. The price of the stock is the same for customers, directors, officers, employees of the Bank and the general public.

Q.   HOW MANY SHARES OF STOCK ARE BEING OFFERED, AND AT WHAT PRICE?

A. Flatbush Federal Bancorp, Inc. is offering for sale 945,875 shares of Common Stock at a subscription price of $8.00 per share. Under certain circumstances, Flatbush Federal Bancorp, Inc. may sell up to 1,087,756 shares.

Q.   HOW MUCH STOCK CAN I PURCHASE?

A. The minimum purchase is 25 shares. As more fully discussed in the plan of conversion outlined in the prospectus, the maximum purchase by any person in the subscription or community offering is $100,000 (12,500 shares); no person by himself or herself, with an associate or group of persons acting in concert, may purchase more than $160,000 (20,000 shares) of common stock offered in the offering.

Q.   HOW DO I ORDER STOCK?

A. You may subscribe for shares of common stock by completing and returning the stock order and certification form, together with your payment, either in person to any full service office of Flatbush Federal Savings and Loan Association or by mail in the [color] postage-paid envelope marked "STOCK ORDER RETURN." Stock order forms may not be delivered to a walk up or drive through window located at any of the Bank's offices.

Q.   HOW CAN I PAY FOR MY SHARES OF STOCK?

A. You can pay for the common stock by check, cash, money order or withdrawal from your deposit account at the Bank. If you choose to pay by cash, you must deliver the stock order form and payment in person to any office of the Bank and it will be converted to a bank check or a money order. PLEASE DO NOT SEND CASH IN THE MAIL.

Q.   WHEN IS THE DEADLINE TO SUBSCRIBE FOR STOCK?

A. An executed order form and certification form with the required full payment must be physically received by the Bank no later than x:00 p.m. New York time on xxxxxx, xxxxx xx, 2003.

Q.   CAN I SUBSCRIBE FOR SHARES USING FUNDS IN MY IRA/QUALIFIED PLAN AT THE
     BANK?

A. Federal regulations do not permit the purchase of common stock with your existing IRA or Qualified Plan at the Bank. To use such funds to subscribe for common stock, you need to establish a "self-directed" trust account with an outside trustee. Please call our conversion center if you require additional information. TRANSFER OF SUCH FUNDS TAKES TIME, SO PLEASE MAKE ARRANGEMENTS AS SOON AS POSSIBLE.

Q. CAN I SUBSCRIBE FOR SHARES AND ADD SOMEONE ELSE WHO IS NOT ON MY ACCOUNT TO MY STOCK REGISTRATION?

A. No. Federal regulations prohibit the transfer of subscription rights. Adding the names of other persons who are not owners of your qualifying account(s) will result in the loss of your subscription rights.

Q.   WILL PAYMENTS FOR COMMON STOCK EARN INTEREST UNTIL THE REORGANIZATION
     CLOSES?

A. Yes. Any payments made by cash, check or money order will earn interest at the Bank's savings account rate from the date of receipt to the completion or termination of the reorganization. Withdrawals from a deposit account or a certificate of deposit at the Bank to buy common stock may be made without penalty. Depositors who elect to pay for their common stock by a withdrawal authorization will receive interest at the contractual rate on the account until the completion or termination of the reorganization.

Q.   WILL DIVIDENDS BE PAID ON THE STOCK?

A. We have not yet made any decision on dividend payments, but the Bank will consider a policy of paying cash dividends after conversion, although we are not obligated to do so.

Q.   WILL MY STOCK BE COVERED BY DEPOSIT INSURANCE?

A. No. The common stock cannot be insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC or any other government agency nor is it insured or guaranteed by the Flatbush Federal Savings and Loan Association or Flatbush Federal Bancorp, Inc.

Q.   WHERE WILL THE STOCK BE TRADED?

A. Upon completion of the reorganization, Flatbush Federal Bancorp, Inc. expects the stock to be traded and quoted on the OTC Electronic Bulletin Board under the symbol "xxxx."

Q.   CAN I CHANGE MY MIND AFTER I PLACE AN ORDER TO SUBSCRIBE FOR STOCK?

A.   No. After receipt, your order may not be modified or withdrawn.


ADDITIONAL INFORMATION

Q.   WHAT IF I HAVE ADDITIONAL QUESTIONS OR REQUIRE MORE INFORMATION?

A. The Bank's proxy statement and prospectus describe the reorganization in detail. Please read the proxy statement and prospectus carefully before voting or subscribing for stock. If you have any questions after reading the enclosed material you may call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Additional material may only be obtained from the conversion center. TO ENSURE THAT EACH PURCHASER RECEIVES A PROSPECTUS AT LEAST 48 HOURS PRIOR TO THE EXPIRATION DATE OF XXXDAY, XXXXXXXX XX, 2003 AT X:00 P.M., NEW YORK TIME, IN ACCORDANCE WITH RULE 15C2-8 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NO PROSPECTUS WILL BE MAILED ANY LATER THAN FIVE DAYS PRIOR TO SUCH DATE OR HAND DELIVERED ANY LATER THAN TWO DAYS PRIOR TO SUCH DATE.

THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY NOR IS THE COMMON STOCK INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION OR FLATBUSH FEDERAL BANCORP, INC.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                 [FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION]

Dear Member:

As a follow-up to our recent mailing, this is to remind you that your vote is very important.

The Board of Directors of Flatbush Federal Savings and Loan Association has voted unanimously in favor of a plan to reorganize from a mutual savings association into a mutual holding company. As part of this reorganization, Flatbush Federal Savings and Loan Association will form a federal mutual holding company to be known as Flatbush Federal Bancorp, MHC, and will establish Flatbush Federal Bancorp, Inc. We are reorganizing so that Flatbush Federal will be structured in the form of ownership that will best support the Bank's future growth.

TO ACCOMPLISH THE REORGANIZATION, YOUR PARTICIPATION IS EXTREMELY IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and mailing your signed proxy card immediately in the enclosed [COLOR] postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Members and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Plan account for which Flatbush Federal Savings and Loan Association acts as trustee and we do not receive a proxy from you, Flatbush Federal Savings and Loan Association, as trustee for such account, intends to vote in favor of the plan of reorganization on your behalf. PLEASE VOTE BY RETURNING ALL PROXY CARD RECEIVED.

If the plan of reorganization is approved let me assure you that:

     o Deposit accounts will continue to be federally insured to the same extent permitted by law.
     o    Existing deposit accounts and loans will not undergo any change.

     o Voting for approval will not obligate you to buy any shares of common stock.

If you have any questions after reading the enclosed material, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m.

                                         Sincerely,


                                         Anthony J. Monteverdi
                                         President and Chief Executive Officer




THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.


--------------------------------------------------------------------------------


                                  PROXY REQUEST


                                      LOGO


                           --------------------------
                                WE NEED YOUR VOTE
                           --------------------------


    Dear Customer of Flatbush Federal Savings and Loan Association:

    YOUR VOTE ON OUR PLAN OF REORGANIZATION HAS NOT YET BEEN RECEIVED. Your vote is VERY IMPORTANT to us. Please vote and mail the enclosed proxy today.


          REMEMBER: Voting does not obligate you to buy stock. Your Board of Directors has approved the plan of reorganization and urges you to vote in favor of it. Your deposit accounts or loans with Flatbush
          Federal Savings and Loan Association will not be affected in any way.
          Deposit accounts will continue to be federally insured to the legal maximum.


    A postage-paid envelope is enclosed with the proxy form. If you have any questions, please call our conversion center at (xxx) xxx-xxxx.

                                  Sincerely,
                                  Flatbush Federal Savings and Loan Association



            PLEASE VOTE TODAY BY RETURNING ALL PROXY FORMS RECEIVED.
                                           ---

--------------------------------------------------------------------------------

12

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                                                                      Logo
                                                                      Subscription & Community
                                                                      Offering Stock Order Form
-------------------------------------------------------------------- --------------------------------- -----------------------------
                                                                      FLATBUSH FEDERAL SAVINGS AND LOAN      EXPIRATION DATE
                                                                                ASSOCIATION
                                                                             Conversion Center            for Stock Order Forms:
                                                                             xxx xxxxxx Street            Xxxxxx, xxxxx xx, 2003
                                                                          xxxxxxx, xxxxxxxx xxxxx          x:00 p.m., New York
                                                                               (xxx) xxx-xxxx                      Time
-------------------------------------------------------------------- ---------------------------------------------------------------
                                                                      IMPORTANT: A properly completed original stock order form must be used to subscribe for common stock. Copies of this form are not required to be accepted. Please read the Stock Ownership
                                                                      Guide and Stock Order Form Instructions as you complete this form.
------------------------------------------------------------------------------------------------------------------------------------
(1) NUMBER OF SHARES                        (2) TOTAL PAYMENT DUE     The minimum number of shares that may be subscribed for 25
  ------------------      Price Per Share   ----------------------    shares and the maximum number of shares that may be subscribed for is 12,500 shares. See Instructions.
                             X  8.00 =       $
  ------------------                        ----------------------
------------------------------------------------------------------------------------------------------------------------------------
(3) EMPLOYEE/OFFICER/TRUSTEE INFORMATION
Check here if you are an employee, officer or trustee of Flatbush Federal Savings and Loan Association or member of such person's immediate family living in the same household.
------------------------------------------------------------------------------------------------------------------------------------
(4) METHOD OF PAYMENT/CHECK                                           ---------------- --- ----------------------------- --------
Enclosed is a check, bank draft or money order payable to Flatbush      Total Check     $
Federal Savings and Loan Association in the amount indicated in            Amount                                         .
this box.                                                             ---------------- --- ----------------------------- --------
------------------------------------------------------------------------------------------------------------------------------------
(5) METHOD OF PAYMENT/WITHDRAWAL
The undersigned authorizes withdrawal from the following account(s) at Flatbush Federal Savings and Loan Association. There is no
early withdrawal penalty for this form of payment. Individual Retirement Accounts or Qualified Plans maintained at Flatbush Federal
Savings and Loan Association cannot be used unless special transfer arrangements are made.
----------------------------------- -------------------------------------------------- ----------------------------- -------- -----
             Bank Use                         Account Number(s) To Withdraw                $ Withdrawal Amount
----------------------------------- -------------------------------------------------- ----------------------------- -------- -----
                                                                                    $                                .
----------------------------------- ---------------------------------------------- --- ----------------------------- -------- -----
                                                                                    $                                .
----------------------------------- ---------------------------------------------- --- ----------------------------- -------- -----
                                                                                    $                                .
----------------------------------- ---------------------------------------------- --- ----------------------------- -------- -----
(6) PURCHASER ACCOUNT INFORMATION:
/ / a. Check here if you are an Eligible Account Holder with a deposit account(s)         o LIST ACCOUNT(S) BELOW
       totaling $50.00 or more on March 31, 2002.
/ / b. Check here if you are a Supplemental Eligible Account Holder with a                o LIST ACCOUNT(S) BELOW
       deposit account(s) totaling $50.00 or more on June 30, 2003.
/ / c. Check here if you an Other Member with a deposit account on xxxxx xx,              o LIST ACCOUNT(S) BELOW
       2003.

-----------------------------------------------------------------------------------------------------------------------------------
       PLEASE NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.
                      IF ADDITIONAL SPACE IS NEEDED, PLEASE UTILIZE THE BACK OF THIS STOCK ORDER FORM.
------------------------------------------------------------------------------------------------------------------------------------
          Account Number(s)                                  Account Title (Names on Accounts)                          BANK USE
-------------------------------------- ------------------------------------------------------------------------------ --------------

-------------------------------------- ------------------------------------------------------------------------------ --------------

-------------------------------------- ------------------------------------------------------------------------------ --------------

-------------------------------------- ------------------------------------------------------------------------------ --------------
                                                                                ------------ ---------------------------------------
(7) FORM OF STOCK OWNERSHIP &  SS# or Tax ID#:                                      SS#/Tax
                                                                                       ID#-
                                                                                ------------ ---------------------------------------
/ / Individual   / / Joint Tenants   / / Tenants in Common  / / Fiduciary (i.e.
                                                                trust, estate)

/ / Uniform Transfers to Minors Act  / / Company/Corporation/  / / IRA or        ----------- ---------------------------------------
    (Indicate SS# of Minor only)         Partnership               other          SS#/Tax
                                                                   qualified         ID#-
                                                                   plan          ----------- ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(8) STOCK REGISTRATION & Address:
Name and address to appear on stock certificate. Adding the names of other persons who are not owners of your qualifying account(s)
will result in the loss of your subscription rights.
------------------------------------------------------------------------------------------------------------------------------------
Name:
--------------- --------------------------------------------------------------------------------------------------------------------
Name
Continued:
--------------- --------------------------------------------------------------------------------------------------------------------
MAIL TO-
Street:
--------------- --------------------------------------------------------------------------------------------------------------------
City:                                                                  State:                  Zip Code:
--------------- ------------------------------------------------------ ------ ---------------- -------------------------------------
(9) TELEPHONE     (         )             --                (         )              --                  County of
 Daytime/Evening                                                                                         Residence
----------------- ----------------------------------------- -------------------------------------------- ---------- ----------------
(10) NASD AFFILIATION - Check here if you are a member of the         (11) ASSOCIATES/ACTING IN CONCERT - Check here and complete
National Association of Securities Dealers, Inc. ("NASD"), a person   the reverse side of this form, if you or any associates or
affiliated, or associated, with a NASD member,                        persons acting in concert with you have submitted other orders
(continued on reverse side)                                           for shares.
-------------------------------------------------------------------- ---------------------------------------------------------------
(12) ACKNOWLEDGEMENT - To be effective, this stock order form must be properly completed and physically received by Flatbush Federal
Savings and Loan Association no later than x:00 p.m., New York Time, on Xxxxxx, xxxxx xx, 2003, unless extended; otherwise this stock order form and all subscription rights will be void. The undersigned agrees that after receipt by Flatbush Federal Savings and
Loan Association, this stock order form may not be modified, withdrawn or canceled without the Bank's consent and if authorization to withdraw from deposit accounts at Flatbush Federal Savings and Loan Association has been given as payment for shares; the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned. Under penalty of perjury, I hereby certify that the Social Security or Tax ID Number and the information provided on this stock order form is true, correct and complete, that I am not subject to back-up withholding, and that I am purchasing shares solely for my own account and that there is no agreement or understanding regarding the sale or transfer of such shares, or my right to subscribe for shares. It is understood that this stock order form will be accepted in accordance with, and subject to, the terms and conditions of the plan of conversion of the Bank described in the accompanying prospectus. The undersigned hereby acknowledges receipt of the prospectus at least 48 hours prior to delivery of this stock order form to the Bank. The undersigned further acknowledges reviewing the "Risk Factors"
section contained in the prospectus.
FEDERAL REGULATIONS PROHIBIT ANY PERSON FROM TRANSFERRING, OR ENTERING INTO ANY AGREEMENT, DIRECTLY OR INDIRECTLY, TO TRANSFER THE
LEGAL OR BENEFICIAL OWNERSHIP OF SUBSCRIPTION RIGHTS OR THE UNDERLYING SECURITIES TO THE ACCOUNT OF ANOTHER. FLATBUSH FEDERAL
SAVINGS AND LOAN ASSOCIATION AND FLATBUSH FEDERAL BANCORP, INC. WILL PURSUE ANY AND ALL LEGAL AND EQUITABLE REMEDIES IN THE EVENT
THEY BECOME AWARE OF THE TRANSFER OF SUBSCRIPTION RIGHTS AND WILL NOT HONOR ORDERS KNOWN BY THEM TO BANK USE INVOLVE SUCH TRANSFER.
---------------------------------------------------------------- ------------------------------------------------ -----------------
Signature                                               Date      Signature                            Date           Bank Use
---------------------------------------------------------------- ------------------------------------------------ -----------------
                                   THE CERTIFICATION FORM ON THE REVERSE SIDE MUST BE SIGNED

13
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------------------------------------------------------------------------------------------------------------------------------------
ITEM (6) PURCHASER ACCOUNT INFORMATION - CONTINUED:
-------------------------------------- ------------------------------------------------------------------------------ --------------
          Account Number(s)                             Account Title (Names on Accounts)                               BANK USE
-------------------------------------- ------------------------------------------------------------------------------ --------------

-------------------------------------- ------------------------------------------------------------------------------ --------------

-------------------------------------- ------------------------------------------------------------------------------ --------------

------------------------------------------------------------------------------------------------------------------------------------
ITEM (10) NASD CONTINUED:
------------------------------------------------------------------------------------------------------------------------------------
a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which a NASD member or person associated with a NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation With Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD Affiliation box, (i) not to sell, transfer or hypothecate the stock for a period of three months following issuance, and (ii) to report this subscription in writing to the applicable NASD member within one day of payment therefor.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ITEM (11) ASSOCIATES/ACTING IN CONCERT CONTINUED:
If you checked the box in item #11 on the reverse side of this form, list below all other orders submitted by you or associates (as defined) or by persons acting in concert with you.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------- --------------------------------------------------- ------------------
 Name(s) listed on other stock order forms  Number of shares       Name(s) listed on other stock order forms       Number of shares
                                                ordered                                                                 ordered
------------------------------------------- ----------------- --------------------------------------------------- ------------------

------------------------------------------- ----------------- --------------------------------------------------- ------------------

------------------------------------------- ----------------- --------------------------------------------------- ------------------
------------------------------------------------------------------------------------------------------------------------------------

Associate
---------
  The term "Associate," when used to indicate a relationship with any Person, means:

  (i)     any corporation or organization (other than the Bank, the Holding Company, the MHC or a majority-owned subsidiary of any thereof) of which such Person is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities;
  (ii)    any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity;
  (iii)   any relative or spouse of such Person or any relative of such spouse, who has the same home as such Person or who is a director or officer of the Bank, the MHC, the Stock Holding Company or any subsidiary of the MHC or the Holding Company or any affiliate thereof; and
  (iv)    any person acting in concert with any of the persons or entities specified in clauses (i) through (iii) above; provided, however, that any Tax-Qualified or Non-Tax-Qualified Employee Plan shall not be deemed to be an associate of any director or officer of the MHC, the Holding Company or the Bank, to the extent provided in Sections 11-13 hereof. When used to refer to a Person other than an officer or director of the Bank, the Bank in its sole discretion may determine the
          Persons that are Associates of other Persons.

Acting in concert
-----------------
  The term Acting in Concert means:

  (i)     knowing participation in a joint activity or interdependent conscious parallel action towards a common goal whether or not pursuant to an express agreement; or
  (ii)    (ii) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

  A Person or company which acts in concert with another Person or company ("other party") shall also be deemed to be acting in concert with any Person or company who is also acting in concert with that other party, except that any Tax-Qualified Employee
  Plan will not be deemed to be acting in concert with its trustee or a Person who serves in a similar capacity solely for the purpose of determining whether stock held by the trustee and stock held by the plan will be aggregated.
------------------------------------------------------------------------------------------------------------------------------------
                             YOU MUST SIGN THE FOLLOWING CERTIFICATION IN ORDER TO PURCHASE STOCK
------------------------------------------------------------------------------------------------------------------------------------
                                                     CERTIFICATION FORM

I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION, AND IS NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., FLATBUSH
FEDERAL SAVINGS AND LOAN ASSOCIATION, THE FEDERAL GOVERNMENT OR BY ANY GOVERNMENT AGENCY. THE ENTIRE AMOUNT OF AN INVESTOR'S
PRINCIPAL IS SUBJECT TO LOSS.
If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I should call the
Office of Thrift Supervision, Regional Director of the Northeast Regional Office at (201) 413-1000.I further certify that, before purchasing the common stock, par value $0.01 per share, of Flatbush Federal Bancorp, Inc. (the "Company"), the proposed holding company for Flatbush Federal Savings and Loan Association, I received a prospectus of the Company dated xxxxxxx xx, 2003 relating to such offer of common stock.
The prospectus that I received contains disclosure concerning the nature of the common stock being offered by the Company and describes in the "Risk Factors" section beginning on page xx, the risks involved in the investment in this common stock, including but not limited to the following:









            (By Executing this Certification Form the Investor is Not Waiving Any Rights Under the Federal Securities Laws,
                                Including the Securities Act of 1933 and the Securities Exchange Act of 1934)
--------------------------------------------- -------------- ---------------------------------------------------- -----------------
Signature                                         Date       Signature                                                 Date
--------------------------------------------- -------------- ---------------------------------------------------- -----------------
--------------------------------------------- -------------- ---------------------------------------------------- -----------------
Print Name                                                   Print Name
--------------------------------------------- -------------- ---------------------------------------------------- -----------------
                               THIS CERTIFICATION MUST BE SIGNED IN ORDER TO PURCHASE STOCK

[LOGO] HOLDING COMPANY
--------------------------------------------------------------------------------
STOCK OWNERSHIP GUIDE
--------------------------------------------------------------------------------
INDIVIDUAL
Include the first name, middle initial and last name of the
shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.", "Mr.", "Dr.", "special account", "single person", etc.
--------------------------------------------------------------------------------
JOINT TENANTS
Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.
--------------------------------------------------------------------------------
TENANTS IN COMMON
Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.
--------------------------------------------------------------------------------
UNIFORM TRANSFERS TO MINORS ACT ("UTMA")
Stock may be held in the name of a custodian for a minor under the Uniform Transfers to Minors Act of each state. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is "CUST", while the Uniform Transfers to Minors Act is "UTMA". Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the New York Uniform Transfers to Minors Act will be abbreviated John Doe, CUST Susan Doe UTMA NY (use minor's social security number).
--------------------------------------------------------------------------------
FIDUCIARIES
Information provided with respect to stock to be held in a fiduciary capacity must contain the following:
     |X| The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title (name). If an individual and a corporation, list the corporation's title before the individual.
     |X| The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.
     |X| A description of the document governing the fiduciary relationship, such as a trust agreement or court order. Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.
     |X| The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.
     |X|  The name of the maker, donor or testator and the name of the beneficiary.
An example of fiduciary ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-93 for Susan Doe.
--------------------------------------------------------------------------------
STOCK ORDER FORM INSTRUCTIONS
--------------------------------------------------------------------------------
ITEMS 1 AND 2 - NUMBER OF SHARES AND TOTAL PAYMENT DUE
Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $8.00 per share. The minimum purchase in the Subscription Offering is 25 shares. As more fully described in the plan of conversion outlined in the prospectus, the maximum purchase in the Subscription Offering is $100,000 (12,500 shares), and the maximum purchase in the Community Offering (if held) by any person, is $100,000 (12,500 shares). However, no person, together with associates and persons acting in concert with such person, may purchase in the aggregate more than $160,000 (20,000 shares) of common stock.
--------------------------------------------------------------------------------
ITEM 3 - EMPLOYEE/OFFICER/TRUSTEE INFORMATION
Check this box to indicate whether you are an employee, officer or trustee of Flatbush Federal Savings and Loan Association or a member of such person's immediate family living in the same household.
--------------------------------------------------------------------------------
ITEM 4 - METHOD OF PAYMENT BY CHECK OR CASH
If you pay for your stock by check, bank draft or money order, indicate the total amount in this box. Payment for shares may be made in cash (only if delivered by you in person to a full service office of Flatbush Federal Savings and Loan Association) or by check, bank draft or money order payable to Flatbush Federal Savings and Loan Association. Your funds will earn interest at Flatbush Federal Savings and Loan Association's passbook rate of interest until the conversion is completed. (DO NOT MAIL CASH TO PURCHASE STOCK!)
--------------------------------------------------------------------------------
ITEM 5 - METHOD OF PAYMENT BY WITHDRAWAL
If you pay for your stock by a withdrawal from a deposit account at Flatbush Federal Savings and Loan Association, indicate the account number(s) and the amount of your withdrawal authorization for each account. The total amount withdrawn should equal the amount of your stock purchase. There will be no penalty assessed for early withdrawals from certificate accounts used for stock purchases. THIS FORM OF PAYMENT MAY NOT BE USED IF YOUR ACCOUNT IS AN INDIVIDUAL RETIREMENT ACCOUNT OR QUALIFIED PLAN.
--------------------------------------------------------------------------------
ITEM 6 - PURCHASER ACCOUNT INFORMATION
     a. Check this box if you are an Eligible Account Holder with a deposit account(s) totaling $50.00 or more on March 31, 2002.
     b. Check this box if you are a Supplemental Eligible Account Holder with a deposit account(s) totaling $50.00 or more on June 30, 2003.
     c. Check this box if you are an Other Member with a deposit account(s) on xxxxx xx, 2003.
Please list all account numbers and all names on accounts you had on these dates in order to insure proper identification of your purchase rights.
           NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE
                LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.
--------------------------------------------------------------------------------
ITEMS 7 AND 8 - FORM OF STOCK OWNERSHIP, SS# OR TAX ID#, STOCK REGISTRATION AND /MAILING ADDRESS
Check the box that applies to your requested form of stock ownership and indicate your social security or tax ID number(s) in item 7. Complete the requested stock certificate registration and mailing address in item 8. The stock transfer industry has developed a uniform system of shareholder registrations that will be used in the issuance of your common stock. If you have any questions regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described above under "Stock Ownership Guide".
    ADDING THE NAMES OF OTHER PERSONS WHO ARE NOT OWNERS OF YOUR QUALIFYING
        ACCOUNT(S) WILL RESULT IN THE LOSS OF YOUR SUBSCRIPTION RIGHTS.
--------------------------------------------------------------------------------
ITEM 9 - TELEPHONE NUMBER(S)
Indicate your daytime and evening telephone number(s). We may need to call you if we have any questions regarding your order or we cannot execute your order as given.
--------------------------------------------------------------------------------
ITEM 10 - NASD AFFILIATION
Check this box if you are a member of the NASD or if this item otherwise applies to you.
--------------------------------------------------------------------------------
ITEM 11 - ASSOCIATES/ACTING IN CONCERT
Check this box if you or any associate (as defined on the reverse side of the stock order form) or person acting in concert with you has submitted another order for shares and complete the reverse side of the stock order form.
--------------------------------------------------------------------------------
ITEM 12 - ACKNOWLEDGEMENT
Sign and date the stock order form where indicated. Before you sign, review the stock order form, including the acknowledgement. Normally, one signature is required. An additional signature is required only when payment is to be made by withdrawal from a deposit account that requires multiple signatures to withdraw funds.
--------------------------------------------------------------------------------
You may mail your completed stock order form in the envelope that has been provided, or you may deliver your stock order form to any full service office of Flatbush Federal Savings and Loan Association. Your stock order form, properly completed, and payment in full (or withdrawal authorization) at the subscription price must be physically received by Flatbush Federal Savings and Loan Association no later than x:00 p.m., New York Time, on xxxxxx, xxxxxxxx xx, 2003 or it will become void. If you have any remaining questions, or if you would like assistance in completing your stock order form, you may call our conversion center at (xxx) xxx-xxxx, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. The conversion center will be closed for bank holidays.

                                      LOGO




                                PLEASE SUPPORT US
                                -----------------

                           VOTE YOUR PROXY CARD TODAY











    IF YOU HAVE MORE THAN ONE ACCOUNT, YOU MAY HAVE RECEIVED MORE THAN ONE PROXY DEPENDING UPON THE OWNERSHIP STRUCTURE OF YOUR ACCOUNTS. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS THAT YOU RECEIVED.

                        [FLATBUSH FEDERAL BANCORP, INC.]




                                                 _______________, 2003


Dear __________:

We are pleased to announce that the Board of Directors of Flatbush Federal Savings and Loan Association has voted in favor of a plan to reorganize from a mutual savings association into a mutual holding company. As part of this reorganization, Flatbush Federal Savings and Loan Association will form a federal mutual holding company to be known as Flatbush Federal Bancorp, MHC, and will establish Flatbush Federal Bancorp, Inc. Flatbush Federal Bancorp, Inc. will be the parent corporation of Flatbush Federal Savings and Loan Association. We are reorganizing so that Flatbush Federal Savings and Loan Association will have the flexibility and ownership structure used by a growing number of savings institutions.

To learn more about the reorganization and stock offering you are cordially invited to join members of our senior management team at a community meeting to be held on___ at 7:00 p.m.

A member of our staff will be calling to confirm your interest in attending the meeting.

If you would like additional information regarding the meeting or our reorganization, please call our conversion center at (xxx) xxx-xxxx, Monday through Friday between the hours of 10:00 a.m. to 4:00 p.m.

                                           Sincerely,


                                           Anthony J. Monteverdi
                                           President and Chief Executive Office






THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

(Printed by Conversion Center)

                        [FLATBUSH FEDERAL BANCORP, INC.]




                                                     _______________, 2003


Dear Subscriber:

We hereby acknowledge receipt of your order for shares of common stock in Flatbush Federal Bancorp, Inc.

At this time, we cannot confirm the number of shares of Flatbush Federal Bancorp, Inc. common stock that will be issued to you. Such allocation will be made in accordance with the plan of reorganization following completion of the stock offering.

If you have any questions, please call our conversion center at (xxx) xxx-xxxx.

                                            Sincerely,


                                            FLATBUSH FEDERAL BANCORP, INC.
                                            Conversion Center







THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                        [FLATBUSH FEDERAL BANCORP, INC.]




                                                   _______________, 2003

Dear Charter Shareholder:

We appreciate your interest in the stock offering of Flatbush Federal Bancorp, Inc. Due to the excellent response from our Eligible Account Holders, we are unable to complete all orders in full. Consequently, in accordance with the provisions of the plan of reorganization, you were allocated ______ shares at a price of $8.00 per share. If your subscription was paid for by check, a refund of any balance due you with interest will be mailed to you promptly.

The purchase date and closing of the transaction occurred on __________ XX, 2003. Trading will commence on the OTC Electronic Bulletin Board under the symbol "XXXX " on __________ XX, 2003. Your stock certificate will be mailed to you shortly.

We thank you for your interest in Flatbush Federal Bancorp, Inc., and welcome you as a charter shareholder.

                                               Sincerely,


                                               FLATBUSH FEDERAL BANCORP, INC.
                                               Conversion Center








THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                        [FLATBUSH FEDERAL BANCORP, INC.]



                                                      _______________, 2003

Dear Interested Investor:

We recently completed our subscription and direct community offerings. Unfortunately, due to the excellent response from our Eligible Account Holders, stock was not available for our Supplemental Eligible Account Holders, Other Members or community friends. If your subscription was paid for by check, a refund of any balance due you with interest will be mailed to you promptly.

We appreciate your interest in Flatbush Federal Bancorp, Inc. and hope you become an owner of our stock in the future. The stock trades on the OTC Electronic Bulletin Board under the symbol "xxxx".

                                               Sincerely,


                                               FLATBUSH FEDERAL BANCORP, INC.
                                               Conversion Center





THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                        [FLATBUSH FEDERAL BANCORP, INC.]



                                                        October, 2003


Welcome Shareholder:

We are pleased to enclose the stock certificate that represents your share of ownership in Flatbush Federal Bancorp, Inc., the holding company of Flatbush Federal Savings and Loan Association and a majority-owned subsidiary of Flatbush Federal Bancorp, MHC.

Please examine your stock certificate to be certain that it is properly registered. If you have any questions about your certificate, you should contact the Transfer Agent immediately at the following address:


                                 Xxxxxxxxxxxxxx
                          Investor Relations Department
                                 xx xxxxxxxx xxx
                             xxxxxxxx, xx xxxxx-xxxx
                                1 (800) xxx-xxxx
                              email: xxxx@xxxx.com


Also, please remember that your certificate is a negotiable security which should be stored in a secure place, such as a safe deposit box or on deposit with your stockbroker.

On behalf of the Board of Directors of Flatbush Federal Bancorp, Inc., Flatbush Federal Bancorp, MHC, Flatbush Federal Savings and Loan Association and our employees, I would like to thank you for supporting our offering.

                                         Sincerely,


                                         Anthony J. Monteverdi
                                         President and Chief Executive Officer






THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(Printed by Conversion Center)

                        [FLATBUSH FEDERAL BANCORP, INC.]



                                                  _______________, 2003


Dear Interested Subscriber:

We regret to inform you that Flatbush Federal Savings and Loan Association and Flatbush Federal Bancorp, Inc., the holding company for Flatbush Federal Savings and Loan Association, have decided not to accept your order for shares of Flatbush Federal Bancorp, Inc. common stock in our direct community offering. This action is in accordance with our plan of reorganization which gives Flatbush Federal Savings and Loan Association and Flatbush Federal Bancorp, Inc. the absolute right to reject the subscription of any community member, in whole or in part, in the community offering.

Enclosed is a check representing your subscription and interest earned thereon.

                                             Sincerely,


                                             FLATBUSH FEDERAL BANCORP, INC.
                                             Conversion Center











(Printed by Conversion Center)

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

                 [Sandler O'Neill & Partners, L. P. Letterhead]



                                                        _______________, 2003


To Our Friends:

We are enclosing the offering material for Flatbush Federal Bancorp, Inc., a majority-owned subsidiary of Flatbush Federal Bancorp, MHC and the proposed holding company for Flatbush Federal Savings and Loan Association, which is now in the process of reorganizing into a mutual holding company.

Sandler O'Neill & Partners, L.P. is managing the subscription offering, which will conclude at x:00 p.m. New York time on Xxxxxxxxx xx, 2003. Sandler O'Neill is also providing conversion agent and proxy solicitation services for Flatbush Federal Savings and Loan Association. In the event that all the stock is not sold in the subscription offering and direct community offering, Sandler O'Neill will form and manage a syndicate of broker/dealers to sell the remaining stock.

Members of the general public, other than residents of [Insert states not cleard in], are eligible to participate. If you have any questions about this transaction, please do not hesitate to call.

                                          Sincerely,

                                          Sandler O'Neill & Partners, L.P.



THE SHARES OF COMMON STOCK OFFERED IN THE REORGANIZATION ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY FLATBUSH FEDERAL SAVINGS AND LOAN ASSOCIATION, FLATBUSH FEDERAL BANCORP, MHC, FLATBUSH FEDERAL BANCORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

(Printed by Sandler O'Neill)

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